UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2012

Intelsat S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	000-50262	98-0346003
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 rue Albert Borschette Luxembourg Grand-Duchy of Luxembourg	L-1246
(Address of principal executive offices)	(Zip Code)

+(352) 27 84 1600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 20, 2012, Intelsat S.A. announced that Intelsat Jackson Holdings S.A., its indirect wholly-owned subsidiary (“Intelsat Jackson”), is seeking an amendment of its senior secured credit facilities to, among other things, reduce the LIBOR floor, the ABR floor and the applicable margin with respect to the loans thereunder. The proposed amendment of Intelsat Jackson’s senior secured credit facilities is subject to market and other conditions, and there can be no assurance that Intelsat Jackson will be able to enter into the amendment as described or at all.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELSAT S.A.

Date: September 20, 2012	By:	/s/ Michael McDonnell
	Name:	Michael McDonnell
	Title:	Executive Vice President & Chief Financial Officer